Supplement dated May 23, 2022
to the following Prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your prospectus. Please read and retain this supplement for future reference.
1.	The following underlying mutual fund is offered as an investment option under the contract.
Effective on or about August 7, 2021, the name of the investment option was updated as indicated below:
CURRENT NAME	UPDATED NAME
Legg Mason Partners Variable Equity Trust - QS Legg Mason Dynamic Multi-Strategy VIT Portfolio: Class II	Legg Mason Partners Variable Equity Trust - Franklin Multi-Asset Dynamic Multi-Strategy VIT: Class II
2.	At a meeting held on May 5, 2022 of the Board of Trustees (the "Board") of the Legg Mason Partners Variable Equity Trust (the "Trust"), the Board approved the liquidation (the "Liquidation") pursuant to which the Franklin Multi-Asset Dynamic Multi-Strategy VIT (the "Fund") will be liquidated. The liquidation is expected to occur on or about August 19, 2022 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about the Liquidation Date, the Fund will no longer be available for transfers or new purchase payments.
•	From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•	On the Liquidation Date, any remaining assets of the Fund will be transferred to the Invesco – Invesco V.I. Government Money Market Fund – Series I Shares.
•	After the Liquidation Date, any and all references to the Fund are deleted.
PROS-0660
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